Exhibit 10-BBah

THIRD AMENDMENT TO
LIMITED WAIVER

THIS THIRD AMENDMENT TO LIMITED WAIVER dated as of January 27, 2014 (the “Agreement”) is entered into among TECH DATA CORPORATION, a Florida corporation (“Tech Data”), as collection agent (in such capacity, the “Collection Agent”), TECH DATA FINANCE SPV, INC., a Delaware corporation, as transferor (in such capacity, the “Transferor”), LIBERTY STREET FUNDING LLC, a Delaware limited liability company, as a Class Conduit and as a Class Investor, CHARIOT FUNDING LLC, a Delaware limited liability company, as successor by merger to Falcon Asset Securitization Company LLC, as a Class Conduit and as a Class Investor, THE BANK OF NOVA SCOTIA, a banking corporation organized and existing under the laws of Canada, acting through its New York Agency, as a Class Agent and as a Class Investor, JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A.), a national banking association, as a Class Agent and as a Class Investor, and BANK OF AMERICA, NATIONAL ASSOCIATION, a national banking association, as a Class Investor and as Administrative Agent, under and in connection with that certain Transfer and Administration Agreement dated as of May 19, 2000, as last amended by Amendment No. 19 thereto, dated as of August 12, 2013 (as amended, the “Transfer and Administration Agreement”), among the parties hereto. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Transfer and Administration Agreement.

RECITALS

WHEREAS, Tech Data, including in its capacity as the Collection Agent and the Transferor (collectively, the “Tech Data Parties”) and the Administrative Agent, the Class Agents, the Class Conduits and the Class Investors (collectively, the “Waiving Parties”) entered into the Transfer and Administration Agreement;

WHEREAS, the Tech Data Parties and the Waiving Parties entered into that certain Limited Waiver dated as of April 29, 2013, as amended by the First Amendment thereto, dated as of July 29, 2013, and the Second Amendment thereto, dated as of October 16, 2013 (as amended, the “Limited Waiver”), a copy of which is attached hereto as Exhibit A; and

WHEREAS, the Tech Data Parties have requested, and the Waiving Parties have agreed, to enter into certain amendments to the Limited Waiver, on the terms and conditions set forth herein;

WHEREAS, the Tech Data Parties have informed the Waiving Parties that, as a result of the Specified Financial Reporting Matters, as defined in the Limited Waiver, Tech Data may be unable to hold its annual shareholders’ meeting relating to fiscal year ended January 31, 2013, and has further requested, and the Waiving Parties have agreed, to grant additional waivers with respect to Tech Data’s failure to hold such shareholders’ meeting;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Amendment. Upon the satisfaction of the conditions set forth in Section 3, the Limited Waiver is hereby amended as follows:

(a)    The fifth recital is hereby deleted in its entirety and replaced with the following:

“WHEREAS, the Tech Data Parties have further informed the Waiving Parties that Tech Data may be unable to hold an annual meeting for the fiscal year ended January 31, 2013 (the “2013 Annual Meeting”) due to the delay in preparation of its 2013 Financial Statements (the “Annual Meeting Matter”), as required by the NASDAQ Stock Market (“NASDAQ”) listing requirements and Florida law;

“WHEREAS, the Tech Data Parties have requested that the Waiving Parties (i) extend the required date of delivery for the Transferor 2013 Financial Statements required by Section 5.1(a)(i) of the Transfer and Administration Agreement, (ii) extend the required date of delivery for the Tech Data 2013 Financial Statements and the related certificate of Tech Data’s independent certified public accountants required by Section 5.3(a)(i) of the Transfer and Administration Agreement, (iii) extend the required date of delivery of the Affected Quarterly Financial Statements required by Sections 5.1(a)(ii) and 5.3(a)(ii) of the Transfer and Administration Agreement, (iv) extend the required date of delivery of the related Compliance Certificates required by Sections 5.1(a)(iii) and 5.3(a)(iii) of the Transfer and Administration Agreement, (v) agree to waive any Termination Events that would otherwise arise under Sections 7.1(c) or 7.1(d) of the Transfer and Administration Agreement as a result of any non-compliance with Section 5.1(a)(i), 5.1(a)(ii), 5.1(a)(iii), 5.3(a)(i), 5.3(a)(ii) or 5.3(a)(iii) related to the late delivery of the 2013 Financial Statements, the potential late delivery of the Affected Quarterly Financial Statements and the late delivery and potential late delivery of the related Compliance Certificates, and (vi) agree to waive any Termination Events that would otherwise arise under Sections 7.1(b), 7.1(c) or 7.1(e) of the Transfer and Administration Agreement as a result of any breach of the representation and warranty made pursuant to Section 3.1(r)(vi) or any non-compliance with Section 5.1(c), 5.2(i)(ii) or 5.3(c) due to the Annual Meeting Matter;”

(b)    Section 1(a) of the Limited Waiver is hereby amended and restated in its entirety to read as follows:

“waive, to the extent resulting from the Specified Financial Reporting Matters or the Annual Meeting Matter: (i) compliance with Sections 5.1(a)(i), 5.1(a)(ii), 5.1(a)(iii), 5.3(a)(i), 5.3(a)(ii) and 5.3(a)(iii) of the Transfer and Administration Agreement, as applicable, with respect to the 2013 Financial Statements, the Affected Quarterly Financial Statements and the related Compliance Certificates and (ii) any Termination Events that would otherwise arise under Sections 7.1(c) or 7.1(d) of the Transfer and Administration Agreement with respect to the 2013 Financial Statements, the Affected Quarterly Financial Statements or the Compliance Certificates as a result of any breach of or non-compliance with Sections 3.1(r)(vi), 5.1(a)(i), 5.1(a)(ii), 5.1(a)(iii), 5.3(a)(i), 5.3(a)(ii) and 5.3(a)(iii), (iii) compliance with Sections 5.1(c), 5.2(i)(ii) and 5.3(c) of the Transfer and Administration Agreement with respect to the 2013 Annual Meeting, and (iv) any Termination Events that would arise under Sections 7.1(b), 7.1(c) or 7.1(e) of the Transfer and Administration Agreement with respect to the Annual Meeting Matter as a result of any breach of or non-compliance with Sections 3.1(r)(vi), 5.1(c), 5.2(i)(ii) or 5.3(c); provided that it is understood and agreed that (x) failure of the Tech Data Parties to deliver restated Prior Financial Statements and 2013 Financial

Statements on or before February 28, 2014 (which, in the case of Tech Data, may be provided as part of Tech Data’s Annual Report on Form 10-K for fiscal year ended January 31, 2013) showing results for consolidated net income that are substantially consistent (within $20,000,000, and excluding the effect of recognizing up to $42,000,000 of additional tax contingencies in the 2013 Financial Statements) with the estimates of consolidated net income reductions included in Part IV of the SEC Filing and (y) failure of Tech Data to obtain an applicable exception from NASDAQ on or before March 27, 2014 with respect to the Annual Meeting Matter or if NASDAQ takes any action or fails to take any action in connection with the Annual Meeting Matter that could reasonably be likely to result in the delisting of Tech Data from NASDAQ or actually results in the delisting of Tech Data from NASDAQ, shall in each case constitute an immediate Termination Event, except as may be further amended upon mutual agreement between the Tech Data Parties and the Waiving Parties;”

(c)    Section 1(b) of the Limited Waiver is hereby amended and restated in its entirety to read as follows:

“waive, to the extent resulting from the Specified Financial Reporting Matters or the Annual Meeting Matter: (i) all breaches of certifications, representations and warranties made under the Transfer and Administration Agreement, past amendments to the Transfer and Administration Agreement or other Transaction Documents (or any document delivered in connection therewith), including, for the avoidance of doubt, any certifications, representations and warranties made in the event of any Transfer under the Transfer and Administration Agreement prior to February 28, 2014, but excluding any breach of Section 3.1(a) of the Transfer and Administration Agreement to the extent that non-compliance with respect to the Annual Meeting Matter results in a material adverse effect to any Tech Data Party, (ii) all Termination Events or Potential Termination Events caused by violations, if any, of Section 3.1(r)(vi), 5.1(a), 5.1(c), 5.1(e), 5.1(m), 5.2(i)(ii), 5.3(a), 5.3(c) or 5.3(e) of the Transfer and Administration Agreement, (iii) the failure to satisfy any conditions precedent in connection with any past amendments to the Transfer and Administration Agreement, (iv) any Termination Events that would otherwise arise or have arisen under Section 7.1(a), 7.1(b), 7.1(c), 7.1(d) or 7.1(e) of the Transfer and Administration Agreement as a result of non-compliance with any of the items listed in subclauses (i), (ii) or (iii) immediately above, (v) until the earlier of (1) February 15, 2014, in the case of Material Debt Agreements, (2) February 28, 2014, in the case of other Indebtedness and (3) the date of acceleration of any such Indebtedness or enforcement of a lien securing such Indebtedness, any Termination Event that would arise or have arisen under Section 7.1(f) of the Transfer and Administration Agreement as a result of any default under any Indebtedness that would have permitted or, would permit the holders of such Indebtedness to declare such Indebtedness due prior to its stated maturity, as a result of (A) breaches of information accuracy or compliance obligations, covenants, conditions precedent, certifications, representations or warranties relating to the Specified Financial Reporting Matters or the Annual Meeting Matter or (B) any failure to file with the SEC or deliver to holders of any Indebtedness the 2013 Financial Statements, the Affected Quarterly Financial Statements (including any related certificates of independent public accountants or compliance certificates) or any other document required to be delivered in connection therewith, as and when required by the terms of such Indebtedness resulting from the Specified Financial Reporting Matters, and (vi) any Termination Event that would or may have arisen under Section 7.1(j) of the Transfer and Administration Agreement as a result of materially affecting Tech Data’s ability to perform any of its waived obligations set forth above; provided that it is understood and agreed that (x) failure of the Tech Data Parties to deliver restated Prior Financial Statements and 2013 Financial Statements on or before February 28, 2014 (which, in the case of Tech Data, may be provided as part of Tech Data’s Annual Report on Form 10-K for fiscal year ended January 31, 2013) showing results for consolidated net income that are substantially consistent (within $20,000,000, and excluding the effect of recognizing up to $42,000,000 of additional tax contingencies in the 2013 Financial Statements) with the estimates of consolidated net income reductions included in Part IV of the SEC Filing and (y) failure of Tech Data to obtain an applicable exception from NASDAQ on or before March 27, 2014 with respect to the Annual Meeting Matter or if NASDAQ takes any action or fails to take any action in connection with the Annual Meeting Matter that could reasonably be likely to result in the delisting of Tech Data from NASDAQ or actually results in the delisting of Tech Data from NASDAQ, shall in each case constitute an immediate Termination Event, except as may be further amended upon mutual agreement between the Tech Data Parties and the Waiving Parties;”

2.    Consent to Third Amendment to Waiver for Transaction Documents. The Waiving Parties hereby consent, pursuant to Section 5.2(h) of the Transfer and Administration Agreement, to the entry by the Tech Data Parties into a third amendment to the limited waiver with respect to the Purchase Agreement, the Credit Agreement and the Promissory Note, which shall be substantially in the form attached hereto as Exhibit B (the “Third Amendment to the Transaction Documents Waiver”).

4.    Conditions Precedent. This Agreement shall be effective upon the satisfaction of each of the following conditions:

(a)    the Administrative Agent shall have received counterparts of this Agreement duly executed by the Tech Data Parties and the Waiving Parties; and

(b)    the Administrative Agent shall have received counterparts of the Third Amendment to the Transaction Documents Waiver duly executed by the Tech Data Parties.

5.    Miscellaneous.

(a)    The Transfer and Administration Agreement, and the obligations of the Tech Data Parties thereunder and under the other Transaction Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b)    Both immediately before and after giving effect to this Agreement, each Tech Data Party represents and warrants to the Waiving Parties that, to its knowledge: (i) the Specified Financial Reporting Matters, as defined in the Limited Waiver, as amended hereby, will not affect the value or collectability of the Receivables; (ii) the failure to hold the 2013 Annual Meeting will not, and is not reasonably expected to, result in any material adverse effect to any Tech Data Party, (iii) except as provided in clause (iv) below, any Receivables that, as a result of the Specified Financial Reporting Matters, may be the subject of restatement or with respect to which Section 5.1(e) or 5.3(e) may have been violated, were not Eligible Receivables during any time period affected by the foregoing; (iv) to the extent any Receivables affected by the correction of previously unadjusted differences as part of the restatement constituted Eligible Receivables during any relevant period, such Receivables have been collected or do not currently constitute Eligible Receivables; and (v) to the extent any of the matters waived in the Limited Waiver, as amended hereby (collectively, the “Waived Matters”), would or would reasonably be expected to result in any default, acceleration or similar event under any other Indebtedness of the Tech Data Parties, such Waived Matters have been waived as of the date hereof by the parties entitled to waive the same, or will be waived by the parties entitled to waive the same on or before the earlier of (y) February 15, 2014, in the case of Material Debt Agreements (as defined below) or (z) February 28, 2014 in the case of any agreement or instrument governing Indebtedness of the Tech Data Parties (other than Material Debt Agreements).

The following agreements, as the same may be amended as of the date hereof, shall constitute the “Material Debt Agreements”: (i) the Fourth Amended and Restated Participation Agreement, dated as of June 27, 2013, among the Tech Data, as lessee, SunTrust Bank, as lessor, SunTrust Equity Funding, LLC, as agent, and the Lenders party thereto from time to time, (ii) the Fourth Amended and Restated Lease Agreement, dated as of June 27, 2013, between SunTrust Bank, as lessor and the Tech Data, as lessee, (iii) the Credit Agreement, dated as of September 27, 2011, among Tech Data, the Lenders party thereto, the Guarantors party thereto and Bank of America, N.A., as Administrative Agent, (iv) ISDA 2002 Master Agreement and the related Schedule thereto, each dated as of August 30, 2010 among Bank of America, N.A., Tech Data and the affiliates of Tech Data listed in Exhibit A to the Schedule thereto, (v) the ISDA Master Agreement and related Schedule thereto, each dated as of April 30, 2003 between Citibank, N.A. and Tech Data Global Finance L.P. and (vi) the ISDA 2002 Master Agreement and related Schedule thereto, each dated as of December 14, 2011 among JPMorgan Chase Bank, N.A. and Tech Data Europe GMBH and the affiliates listed in Exhibit A to the Schedule thereto.

(c)    The amendments and waivers herein do not modify or affect the Tech Data Parties’ obligations to comply fully with (i) the terms of the Transfer and Administration Agreement (including, without limitation, Sections 3.1, 3.2, 3.3, 3.4, 5.1, 5.2, 5.3 and 7.1) for any future periods with respect to the Waived Matters, or any other duty, term, condition or covenant contained in the Transfer and Administration Agreement or any other Transaction Document, except as expressly set forth herein, (ii) the terms of Section 5.5 for any past period (including the periods covered by the Prior Financial Statements and the 2013 Financial Statements, each as defined in the Limited Waiver, as amended hereby) or any subsequent period, or (iii) the obligations of any Tech Data Party to comply with the terms of any other Indebtedness, it being understood that no Termination Event under Section 7.1(f) is being waived hereunder, except to the extent the amendments set forth herein modify the waivers granted under Section 1(b)(v) of the Limited Waiver. Except as expressly set forth herein, nothing contained in this Agreement shall be deemed to constitute a waiver of any other rights or remedies the Administrative Agent or any other Waiving Party may have under the Transfer and Administration Agreement or any other Transaction Document or under applicable law.

(d)    The Transferor represents and warrants to the Waiving Parties that (i) except with respect to the Waived Matters, the representations and warranties of the Transferor set forth in Section 3.1 of the Transfer and Administration Agreement and in each other Transaction Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date, in which case they were true and correct as of such earlier date and (ii) except with respect to the Waived Matters, no event has occurred and is continuing which constitutes a Termination Event or a Potential Termination Event.

(e)    The Collection Agent represents and warrants to the Waiving Parties that (i) except with respect to the Waived Matters, the representations and warranties of the Collection Agent set forth in Section 3.3 of the Transfer and Administration Agreement and in each other Transaction

Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date, in which case they were true and correct as of such earlier date and (ii) except with respect to the Waived Matters, no event has occurred and is continuing which constitutes a Termination Event or a Potential Termination Event.

(f)    This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(g)    The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning thereof.

(h)    THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

TECH DATA FINANCE SPV, INC.,
as Transferor

By: /s/ CHARLES V. DANNEWITZ
Name: Charles V. Dannewitz
Title: Senior Vice President & Treasurer

TECH DATA CORPORATION,
as Collection Agent

By: /s/ CHARLES V. DANNEWITZ
Name: Charles V. Dannewitz
Title: Senior Vice President & Treasurer

TECH DATA CORPORATION
THIRD AMENDMENT TO LIMITED WAIVER

LIBERTY STREET FUNDING LLC

By: /s/ JOHN L. FRIDLINGTON
Name: John L. Fridlington
Title: Vice President

THE BANK OF NOVA SCOTIA, as Liberty
Agent and as a Liberty Bank Investor

By:      /s/ Diane Emanuel
Name: Diane Emanuel
    Title: Managing Director

TECH DATA CORPORATION
THIRD AMENDMENT TO LIMITED WAIVER

CHARIOT FUNDING LLC

By:    JPMorgan Chase Bank, N.A., its attorney-in-fact

By:      /s/ JOHN KUHNS
Name: John Kuhns
    Title: Executive Director

JPMORGAN CHASE BANK, N.A, as Falcon Agent
and as a Falcon Bank Investor

By:      /s/ JOHN KUHNS
    Name: John Kuhns
    Title: Executive Director

TECH DATA CORPORATION
THIRD AMENDMENT TO LIMITED WAIVER

BANK OF AMERICA, NATIONAL ASSOCIATION, as
Administrative Agent and as a SUSI Issuer Bank Investor

By:     /s/ STEVEN MAYSONET
    Name: Steven Maysonet
    Title: Vice President

TECH DATA CORPORATION
THIRD AMENDMENT TO LIMITED WAIVER

EXHIBIT A

EXHIBIT B

THIRD AMENDMENT TO
LIMITED WAIVER

THIS THIRD AMENDMENT TO LIMITED WAIVER dated as of January 27, 2014 (the “Agreement”) is entered into between TECH DATA CORPORATION, a Florida corporation (“Tech Data”), and TECH DATA FINANCE SPV, INC., a Delaware corporation (the “SPV”), in connection with (i) that certain Receivables Purchase and Servicing Agreement dated as of May 19, 2000 between Tech Data, as seller, and the SPV, as purchaser (the “Purchase Agreement”), (ii) that certain Credit Agreement dated as of May 19, 2000 between Tech Data, as borrower, and the SPV, as lender (the “Receivables Credit Agreement”) and (iii) that certain Promissory Note dated as of May 19, 2000 by Tech Data, as borrower, in favor of the SPV, as lender (the “Promissory Note” and, together with the Purchase Agreement and the Receivables Credit Agreement, the “Transaction Documents”). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement or the Receivables Credit Agreement, as applicable.

RECITALS

WHEREAS, Tech Data and the SPV entered into the Transaction Documents;

WHEREAS, Tech Data and the SPV entered into that certain Limited Waiver dated as of April 29, 2013, as amended by the First Amendment thereto, dated as of July 29, 2013, and the Second Amendment thereto, dated as of October 16, 2013 (as amended, the “Limited Waiver”), a copy of which is attached hereto as Exhibit A; and

WHEREAS, concurrent with the entry into this Agreement, a Third Amendment to the Limited Waiver dated as of April 29, 2013, as amended by the First Amendment thereto, dated as of July 29, 2013, and the Second Amendment thereto, dated as of October 16, 2013, relating to the Transfer and Administration Agreement dated May 19, 2000, as last amended by Amendment No. 19 thereto, dated as of August 12, 2013 (the “TAA”), will be entered into among Tech Data, the SPV and the Waiving Parties (as defined therein) (the “Third Amendment to the TAA Waiver”);

WHEREAS, the Waiving Parties have consented in the Third Amendment to the TAA Waiver, as required by Section 5.2(h) of the TAA, to the entry into this Agreement; and

WHEREAS, Tech Data has requested, and the SPV has agreed, to certain amendments to the Limited Waiver, as more specifically set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Amendment. Upon the satisfaction of the conditions set forth in Section 2, the Limited Waiver is hereby amended as follows:

(a)    The following recital is added to the Limited Waiver after the fifth recital:

“WHEREAS, Tech Data has further informed the SPV that it may be unable to hold an annual meeting for the fiscal year ended January 31, 2013 (the “2013 Annual Meeting”) due to the delay in preparation of its 2013 Financial Statements (the “Annual Meeting Matter”), as required by the NASDAQ Stock Market (“NASDAQ”) listing requirements and Florida law;”
(b)    Section 1(a) of the Limited Waiver is hereby amended and restated in its entirety to read as follows:

“waive, to the extent resulting from the Specified Financial Matters or the Annual Meeting Matter: (i) all breaches of certifications, representations and warranties made under any of the Transaction Documents, or any document delivered in connection therewith, including, for the avoidance of doubt, any certifications, representations and warranties to be made under any of the Transaction Documents prior to February 28, 2014, (ii) all Termination Events caused by violations, if any, of Section 4.3(a), 4.3(d), 4.3(f) or 4.3(h) of the Purchase Agreement, (iii) all defaults caused by violations, if any, of Section 7(a), 7(c) or 7(f) of the Receivables Credit Agreement, (iv) the failure to satisfy the conditions precedent set forth in Sections 9(a), 9(b) and 9(c) of the Receivables Credit Agreement regarding the provision of Advances by the SPV, (v) any Termination Events that would arise or have arisen under Section 6.2(b), 6.2(c), 6.2(d) or 6.2(f) of the Purchase Agreement as a result of non-compliance with any of the items listed in subclauses (i) or (ii) immediately above, and (vi) any default that would arise or have arisen under Section 10(b), 10(c) or 10(d) of the Receivables Credit Agreement as a result of non-compliance with any of the items listed in subclauses (i), (iii) or (iv) immediately above; provided that it is understood and agreed that (x) failure of Tech Data to deliver restated Prior Financial Statements and 2013 Financial Statements on or before February 28, 2014 (which may be provided as part of Tech Data’s Annual Report on Form 10-K for fiscal year ended January 31, 2013) showing results for consolidated net income that are substantially consistent (within $20,000,000, and excluding the effect of recognizing up to $42,000,000 of additional tax contingencies in the 2013 Financial Statements) with the estimates of consolidated net income reductions included in Part IV of the SEC Filing and (y) failure of Tech Data to obtain an applicable exception from NASDAQ on or before March 27, 2014 with respect to the Annual Meeting Matter or if NASDAQ takes any action or fails to take any action in connection with the Annual Meeting Matter that could reasonably be likely to result in the delisting of Tech Data from NASDAQ or actually results in the delisting of Tech Data from NASDAQ, shall in each case constitute an immediate Termination Event under the Purchase Agreement and default under the Receivables Credit Agreement, except as may be further amended upon mutual agreement between Tech Data and the SPV;”

2.    Conditions Precedent.    This Agreement shall be effective upon the satisfaction of each of the following conditions:

(a)    the SPV shall have received counterparts of this Agreement duly executed by Tech Data and the SPV; and

(b)    the Third Amendment to the TAA Waiver shall have become effective in accordance with its terms.

3.    Miscellaneous.

(a)    The Transaction Documents, and the obligations of Tech Data thereunder, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b)    Except as expressly provided herein, the above amendments and waivers do not modify or affect (i) Tech Data’s obligations to comply fully with the terms of the Transaction Documents for any future periods or any other duty, term, condition or covenant contained in the Transaction Documents or (ii) the obligation of Tech Data to comply with the terms of any other Indebtedness. Except as expressly set forth herein, nothing contained in this Agreement shall be deemed to constitute a waiver of any other rights or remedies the SPV may have under the Transaction Documents or under applicable law

(c)    Tech Data represents and warrants to the SPV that (i) except with respect to the matters waived in the Limited Waiver, as amended hereby (collectively, the “Waived Matters”), the representations and warranties of Tech Data set forth in Section 4.1 of the Purchase Agreement and Section 8 of the Receivables Credit Agreement are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date, in which case they were true and correct as of such earlier date and (ii) except with respect to the Waived Matters, no event has occurred and is continuing which constitutes a Termination Event under the Purchase Agreement or a default under the Receivables Credit Agreement.

(d)    This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(e)    The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning thereof.

(f)    THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

TECH DATA CORPORATION

By:/s/ CHARLES V. DANNEWITZ
Name: Charles V. Dannewitz
Title: Senior Vice President & Treasurer

TECH DATA CORPORATION
THIRD AMENDMENT TO LIMITED WAIVER
TO TRANSACTION DOCUMENTS

TECH DATA FINANCE SPV, INC.

By: /s/ CHARLES V. DANNEWITZ
Name: Charles V. Dannewitz
Title: Senior Vice President & Treasurer

TECH DATA CORPORATION
THIRD AMENDMENT TO LIMITED WAIVER
TO TRANSACTION DOCUMENTS

EXHIBIT A